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                                                                   EXHIBIT 23.1


              CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

We consent to the incorporation by reference in the Registration Statement (Form S-8) pertaining to the 1997 Stock Option Plan of PriceSmart, Inc. of our report dated July 2, 1997, with respect to the financial statements and schedule included in the Information Statement on Form 10 dated August 15, 1997, filed with the Securities and Exchange Commission.



                                                 /s/ ERNST & YOUNG LLP
                                                 ---------------------
                                                 ERNST & YOUNG LLP

San Diego, California
October 20, 1997